UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2023 (March 23, 2023)

THE WENDY’S COMPANY

(Exact name of registrant, as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

(614) 764-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	WEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2023, the Board of Directors (the “Board”) of The Wendy’s Company (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, increased the size of the Board from 11 to 12 members and elected Michelle Caruso-Cabrera to serve as an independent director of the Company, effective immediately. Ms. Caruso-Cabrera will serve as a member of the Board until the Company’s 2023 annual meeting of stockholders and until her successor is elected and qualified, or until her earlier death, resignation, retirement, disqualification or removal. The Board has not yet determined Ms. Caruso-Cabrera’s committee assignments.

In her capacity as a non-management director of the Company, Ms. Caruso-Cabrera will receive the same compensation as the other non-management directors of the Company, prorated for the period from her election to the Board to the date of the Company’s 2023 annual meeting of stockholders. The Company’s compensation program for non-management directors was described under the “Compensation of Directors” caption in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2022.

There are no arrangements or understandings between Ms. Caruso-Cabrera and any other persons pursuant to which Ms. Caruso-Cabrera was selected as a director.

There are no transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K in which the Company or any of its subsidiaries was or is to be a participant and in which Ms. Caruso-Cabrera (or any immediate family member of Ms. Caruso-Cabrera) had or will have a direct or indirect material interest.

A copy of the press release announcing Ms. Caruso-Cabrera’s election to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by The Wendy’s Company on March 28, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: March 28, 2023	By:	/s/ Michael G. Berner
Michael G. Berner
Vice President – Corporate & Securities Counsel and Chief Compliance Officer, and Assistant Secretary

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